Subsequent Events	6 Months Ended
Jun. 30, 2016
Subsequent Events [Abstract]
Subsequent Events

(5) SUBSEQUENT EVENTS —

On August 1, 2016 the Company filed with the Securities and Exchange Commission a registration statement on Form S-4 and commenced an exchange offer (the “Exchange Offer”) of new secured notes, and in certain instances warrants, in exchange for all of the Company’s Secured Notes, 2019 Notes and 2020 Notes. The Company is offering to exchange (i) new senior secured notes and warrants for the $700.0 million principal amount of the Secured Notes and (ii) second lien convertible notes for $463.1 million principal amount of the 2019 Notes and 2020 Notes. The new notes would contain the same interest rates and maturity dates as the existing notes but would in certain circumstances and terms allow the Company to pay the interest in-kind and with respect to the new second lien notes, subject to the Company obtaining stockholder approval, be convertible into shares of the Company’s common stock.